EXHIBIT 1.1

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LEHMAN ABS CORPORATION

Home Equity Loan Asset-Backed [[Certificates][Notes]] [Notes],
Series 200[   ]- [   ], Class [__________]

UNDERWRITING AGREEMENT

[              ] [  ], 200[ ]

[Underwriter]

[Address]

Dear Ladies and Gentlemen:

Lehman ABS Corporation (the “[___________]”) is a wholly owned, special purpose subsidiary of [________________] (“[_____]”).  The Depositor has authorized the issuance and sale of [_________________] [Certificates][Notes], Series 200[_]-[_], the Class [__] [Certificates][Notes] (the “Class [__] [Certificates][Notes]”) and the Class [__] [Certificates][Notes] (the “Class [__] [Certificates][Notes]” and together with the Class A [Certificates][Notes], the “[Certificates][Notes]”).  The [Certificates][Notes] evidence interests in a [pool of [closed end][revolving], [fixed rate home equity loans][home improvement installment sales contracts and installment loan agreements] (the “[____________]”).  The Mortgage Loans are secured by first and second deeds of trust or mortgages primarily on [________]-unit single family residential properties.

Only the Class [__] [[Certificates][Notes]][Notes] are being purchased by [Underwriter] (the “Underwriter”).

The [[Certificates][Notes]][Notes] will be issued under a [pooling] [sales] and servicing agreement (the “Pooling and Servicing Agreement”), dated as of [______] [_____], 200[__] among the Depositor, [Seller] (“[Seller]”), as seller and as servicer (in such capacity, the “Servicer” or the “Seller,” as the case may be), and [Trustee], as trustee (the “Trustee”).  Each Class of [[Certificates][Notes]][Notes] will evidence fractional undivided interests in the Mortgage Loans and in the other property held in trust for the holders of such [Certificates][Notes] (collectively, the “Trust”).  The assets of the Trust will initially include, among other things, the Mortgage Loans conveyed to the Trust on [___] [___], 200[__] and any other accounts held by the Trustee for the Trust.  The aggregate undivided interest in the Trust represented by the [Certificates][Notes] will initially be equal to $[        ] of principal, which represents approximately 100% of the outstanding principal balance of the Mortgage Loans as of the close of business [_____] [_____], 200[__] (the “Cut-Off Date”).  The Class A [Certificates][Notes] will have the benefit of a certificate insurance policy (the “Policy”) issued by [________________], a [________________] (the “Certificate Insurer”), pursuant to an insurance and indemnity agreement dated as of the Closing Date (the “Insurance Agreement”) among the Certificate Insurer, the Depositor and [Seller].  Forms of the Pooling and Servicing Agreement and the Policy have been filed as exhibits to the Registration Statement (hereinafter defined).

An election will be made to treat the assets of the Trust as a “real estate mortgage investment conduit” (a “REMIC”) for federal income tax purposes.  The Class A [Certificates][Notes] will constitute “regular interests” in the REMIC and the Class [__] [Certificates][Notes] will constitute the sole class of “residual interests” in the REMIC.

The [Certificates][Notes] are more fully described in a Registration Statement which the Depositor has furnished to the Underwriter.  Capitalized terms used but not defined herein shall have the meanings given to them in the Pooling and Servicing Agreement.

Simultaneously with the execution of the Pooling and Servicing Agreement, the Depositor will enter into a mortgage loan purchase agreement (the “Purchase Agreement”) with Home Loan, as seller, pursuant to which Home Loan will transfer to the Depositor all of its right, title and interest in and to both the Mortgage Loans as of the Cut Off Date and the collateral securing each Mortgage Loan.

The Depositor will enter into an Indemnification Agreement (the “Indemnification Agreement”), among the Underwriter, the Depositor, the Certificate Insurer and Home Loan, to govern the liability of the several parties with respect to the losses resulting from material misstatements or omissions contained in the Prospectus Supplement.

This Underwriting Agreement, the Pooling and Servicing Agreement, the Insurance Agreement, the Purchase Agreement and the Indemnification Agreement are referred to collectively herein as the “Agreements”.

Section I.

Representations and Warranties of the Depositor.  The Depositor represents and warrants to, and agrees with the Underwriter that:

A.

A Registration Statement on Form S 3 (No. 333-[______]) has (i) been prepared by the Depositor in conformity with the requirements of the Securities Act of 1933 (the “Securities Act”) and the rules and regulations (the “Rules and Regulations”) of the United States Securities and Exchange Commission (the “Commission”) thereunder, (ii) been filed with the Commission under the Securities Act, and (iii) become effective under the Securities Act.  Copies of such Registration Statement have been delivered by the Depositor to the Underwriter.  As used in this Agreement, “Effective Time” means the date and the time as of which such Registration Statement, or the most recent post effective amendment thereto, if any, was declared effective by the Commission; “Effective Date” means the date of the Effective Time; “Registration Statement” means such registration statement at the Effective Time, including any documents incorporated by reference therein at such time other than information contained therein at the Effective Time; and “Prospectus” means such final prospectus, as first supplemented by a prospectus supplement (the “Prospectus Supplement”) relating to the Class A [Certificates][Notes], as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations.  Reference made herein to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Item 12 of Form S 3 under the Securities Act, as of the date of the Prospectus and any reference to any amendment or supplement to the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934 (the “Exchange Act”) after the date of the Prospectus and incorporated by reference in the Prospectus; and any reference to any amendment to the Registration Statement shall be deemed to include any report filed with the Commission with respect to the Trust pursuant to Section 13(a) or 15(d) of the Exchange Act after the date of the Prospectus that is incorporated by reference in the Registration Statement.  There are no contracts or documents of the Depositor which are required to be filed as exhibits to the Registration Statement pursuant to the Securities Act or the Rules and Regulations which have not been so filed or incorporated by reference therein on or prior to the Effective Date of the Registration Statement.  The conditions for use of Form S 3, as set forth in the General Instructions thereto, have been satisfied.

To the extent that the Underwriter (i) has provided to the Depositor Collateral Term Sheets (as hereinafter defined) that the Underwriter has provided to a prospective investor, the Depositor has filed such Collateral Term Sheets as an exhibit to a report on Form 8 K within two business days of its receipt thereof, or (ii) has provided to the Depositor Structural Term Sheets or Computational Materials (each as defined below) that the Underwriter has provided to a prospective investor, the Depositor will file or cause to be filed with the Commission a report on Form 8 K containing such Structural Term Sheets and Computational Materials, as soon as reasonably practicable after the date of this Agreement, but in any event, not later than the date on which the Prospectus is filed with the Commission pursuant to Rule 424 of the Rules and Regulations.

B.

The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations.  The Registration Statement, as of the Effective Date thereof, and any amendment thereto, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Prospectus as of its date, and as amended or supplemented as of the Closing Date does not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Depositor in writing by the Underwriter expressly for use therein.

C.

The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

D.

Since the respective dates as of which information is given in the Prospectus, there has not been any material adverse change in the general affairs, management, financial condition, or results of operations of the Depositor, otherwise than as set forth or contemplated in the Prospectus as supplemented or amended as of the Closing Date.

E.

The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification, and has all power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under the Agreements, and to cause the [Certificates][Notes] to be issued.

F.

There are no actions, proceedings or investigations pending before or threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject (a) which if determined adversely to the Depositor would have a material adverse effect on the business or financial condition of the Depositor, (b) asserting the invalidity of the Agreements or the [Certificates][Notes], (c) seeking to prevent the issuance of the [Certificates][Notes] or the consummation by the Depositor of any of the transactions contemplated by any of the Agreements, or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, any of the Agreements or the [Certificates][Notes].

G.

This Agreement has been, and the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement, when executed and delivered as contemplated hereby and thereby, will have been duly authorized, executed and delivered by the Depositor, and this Agreement constitutes and the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement, when executed and delivered as contemplated herein, will constitute legal, valid and binding instruments enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting creditors’ rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws.

H.

The execution, delivery and performance of the Agreements by the Depositor and the consummation of the transactions contemplated hereby and thereby, and the issuance and delivery of the [Certificates][Notes], do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party, by which the Depositor is bound or to which any of the property or assets of the Depositor or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by laws of the Depositor or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets.

I.

[_________________] is an independent public accountant with respect to the Depositor as required by the Securities Act and the Rules and Regulations.

J.

The direction by the Depositor to the Trustee to execute, authenticate, issue and deliver the [Certificates][Notes] has been duly authorized by the Depositor, and assuming the Trustee has been duly authorized to do so, when executed, authenticated, issued and delivered by the Trustee in accordance with the Pooling and Servicing Agreement, the [Certificates][Notes] will be validly issued and outstanding and will be entitled to the benefits provided by the Pooling and Servicing Agreement.

K.

No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body of the United States is required for the issuance of the [Certificates][Notes] and the sale of the Class [__] [Certificates][Notes] to the Underwriter, or the consummation by the Depositor of the other transactions contemplated by the Agreements, except such consents, approvals, authorizations, registrations or qualifications as may be required under State securities or Blue Sky laws in connection with the purchase and distribution of the Class [__] [Certificates][Notes] by the Underwriter, or as have been obtained.

L.

At the time of execution and delivery of the Pooling and Servicing Agreement, the Depositor will:  (i) have equitable title to the interest in the Mortgage Loans conveyed by the Seller, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”); (ii) not have assigned to any person (other than the Trustee) any of its right, title or interest in the Mortgage Loans, in the Purchase Agreement, in the Pooling and Servicing Agreement, in the Class [__] [Certificates][Notes] being issued pursuant thereto, or in the Indemnification Agreement; and (iii) have the power and authority to sell its interest in the Mortgage Loans to the Trustee and to sell the Class [__] [Certificates][Notes] to the Underwriter.  Upon execution and delivery of the Pooling and Servicing Agreement by the Trustee, the Trustee will have acquired beneficial ownership of all of the Depositor’s right, title and interest in and to the Mortgage Loans.  Upon delivery to the Underwriter of the Class [__] [Certificates][Notes], the Underwriter will have good title to the Class [__] [Certificates][Notes] free of any Liens.

M.

Neither the Depositor nor the Trust created by the Pooling and Servicing Agreement is an “investment company” within the meaning of such term under the Investment Company Act of 1940 (the “1940 Act”) and the rules and regulations of the Commission thereunder.

N.

At the Closing Date, the [Certificates][Notes] and the Pooling and Servicing Agreement will conform in all material respects to the descriptions thereof contained in the Prospectus.

O.

At the Closing Date, the Class [__] [Certificates][Notes] shall have been rated in the highest rating category by at least two nationally recognized rating agencies.

P.

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of the Agreements and the [Certificates][Notes] have been paid or will be paid at or prior to the Closing Date.

Any certificate signed by an officer of the Depositor and delivered to the Underwriter, or counsel for the Underwriter, in connection with an offering of the Class [__] [Certificates][Notes], shall be deemed, and shall state that it is, a representation and warranty as to the matters covered thereby to each person to whom the representations and warranties in this Section I are made.

Section II.

Purchase and Sale.  The commitment of the Underwriter to purchase the Class [__] [Certificates][Notes] pursuant to this Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the satisfaction of the terms and conditions set forth herein.  The Depositor agrees to instruct the Trustee to issue and agrees to sell to the Underwriter, and the Underwriter agrees (except as provided in Section X hereof) to purchase from the Depositor, the aggregate initial principal amount of each Class of Class [__] [Certificates][Notes] at the purchase price or prices set forth in Schedule A.

Section III.

Delivery and Payment.  Delivery of and payment for the Class [__] [Certificates][Notes] to be purchased by the Underwriter shall be made at the offices of [______________], or at such other place as shall be agreed upon by the Underwriter and the Depositor at 10:00 a.m. New York City time on [________] [__], 200[__] or at such other time or date as shall be agreed upon in writing by the Underwriter and the Depositor (such date being referred to as the “Closing Date”).  Payment shall be made to the Depositor by wire transfer of same day funds payable to the account of the Depositor.  Delivery of the Class [__] [Certificates][Notes] shall be made to the Underwriter for the account of the Underwriter against payment of the purchase price thereof.  The Class [__] [Certificates][Notes] shall be in such denominations and registered in such names as the Underwriter may request in writing at least two business days prior to the Closing Date.  The Class [___] [Certificates][Notes] will be made available for examination by the Underwriter no later than 2:00 p.m. New York City time on the first business day prior to the Closing Date.

Section IV.

Offering by the Underwriter.  It is understood that, subject to the terms and conditions hereof, the Underwriter proposes to offer the Class [__] [Certificates][Notes] for sale to the public as set forth in the Prospectus.

Section V.

Covenants of the Depositor.  The Depositor agrees as follows:

A.

To prepare the Prospectus in a form approved by the Underwriter and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statement or to the Prospectus prior to the Closing Date except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of the Prospectus and, for so long as the delivery of a prospectus is required in connection with the offering or sale of the Class [__] [Certificates][Notes], to promptly advise the Underwriter of its receipt of notice of the issuance by the Commission of any stop order or of:  (i) any order preventing or suspending the use of the Prospectus; (ii) the suspension of the qualification of the Class [__] [Certificates][Notes] for offering or sale in any jurisdiction; (iii) the initiation of or threat of any proceeding for any such purpose; (iv) any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information.  In the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or suspending any such qualification, the Depositor promptly shall use its best efforts to obtain the withdrawal of such order by the Commission.

B.

To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and of each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

C.

To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request:  (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case including exhibits); (ii) the Prospectus and any amended or supplemented Prospectus; and (iii) any document incorporated by reference in the Prospectus (including exhibits thereto).  If the delivery of a prospectus is required at any time prior to the expiration of nine months after the Effective Time in connection with the offering or sale of the Class [__] [Certificates][Notes], and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Depositor shall notify the Underwriter and, upon the Underwriter’s request, shall file such document and prepare and furnish without charge to the Underwriter and to any dealer in securities, as many copies as the Underwriter may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which corrects such statement or omission or effects such compliance, and in case the Underwriter is required to deliver a Prospectus in connection with sales of any of the Class [__] [Certificates][Notes], at any time, nine months or more after the Effective Time, upon the request of the Underwriter, but at its expense, the Depositor shall prepare and deliver to the Underwriter as many copies as the Underwriter may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Securities Act.

D.

To file promptly with the Commission any amendment to the Registration Statement, or the Prospectus, or any supplement to the Prospectus that may, in the judgment of the Depositor or the Underwriter, be required by the Securities Act or requested by the Commission.

E.

Prior to filing with the Commission any (i) amendment to the Registration Statement or supplement to the Prospectus, or document incorporated by reference in the Prospectus, or (ii) Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing.

F.

To make generally available to holders of the Class [__] [Certificates][Notes] as soon as practicable, but in any event not later than 90 days after the close of the period covered thereby, an earnings statement of the Trust (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Depositor, Rule 158) and covering a period of at least twelve consecutive months beginning not later than the first day of the first fiscal quarter following the Closing Date.

G.

To use its best efforts, in cooperation with the Underwriter, to qualify the Class [__] [Certificates][Notes] for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Underwriter may designate, and maintain or cause to be maintained such qualifications in effect for as long as may be required for the distribution of the Class [__] [Certificates][Notes].  The Depositor will file or cause the filing of such statements and reports as may be required by the laws of each jurisdiction in which the Class [__] [Certificates][Notes] have been so qualified.

H.

So long as the Class [__] [Certificates][Notes] shall be outstanding, to deliver to the Underwriter as soon as such statements are furnished to the Trustee:  (i) the annual statement as to compliance delivered to the Trustee pursuant to Section 3.10 of the Pooling and Servicing Agreement; (ii) the annual statement of a firm of independent public accountants furnished to the Trustee pursuant to Section 3.11 of the Pooling and Servicing Agreement; and (iii) the Monthly Statement furnished to the Certificateholders pursuant to Section 5.05 of the Pooling and Servicing Agreement.

I.

To apply the net proceeds from the sale of the Class [__] [Certificates][Notes] in the manner set forth in the Prospectus.

Section VI.

Conditions to the Underwriter’s Obligations.  The obligation of the Underwriter to purchase the Class [__] [Certificates][Notes] pursuant to this Agreement is subject to:  (i) the accuracy on and as of the Closing Date of the representations and warranties on the part of the Depositor herein contained; (ii) the performance by the Depositor of all of its obligations hereunder; and (iii) the following conditions as of the Closing Date:

A.

The Underwriter shall have received confirmation of the effectiveness of the Registration Statement.  No stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission.  Any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus shall have been complied with.

B.

The Underwriter shall not have discovered and disclosed to the Depositor on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact or omits to state a fact which, in the opinion of [_________], counsel for the Underwriter, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

C.

All corporate proceedings and other legal matters relating to the authorization, form and validity of the Agreements, the Class [__] [Certificates][Notes], the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be satisfactory in all respects to counsel for the Underwriter, and the Depositor shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

D.

[___________] shall have furnished to the Underwriter their written opinion, as counsel to the Depositor, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

1.

The conditions to the use by the Depositor of a registration statement on Form S 3 under the Securities Act, as set forth in the General Instructions to Form S 3, have been satisfied with respect to the Registration Statement and the Prospectus;

2.

The Registration Statement and any amendments thereto have become effective under the 1933 Act; to the best of such counsel’s knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and not withdrawn and no proceedings for that purpose have been instituted or threatened and not terminated; and the Registration Statement, the Prospectus and each amendment or supplement thereto, as of their respective effective or issue dates (other than the financial and statistical information contained therein, as to which such counsel need express no opinion) , complied as to form in all material respects with the applicable requirements of the 1933 Act and the rules and regulations thereunder;

3.

To the best of such counsel’s knowledge, there are no material contracts, indentures or other documents of a character required to be described or referred to in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto;

4.

The statements in the base Prospectus under the headings “Legal Aspects of Loans,” “ERISA Considerations” and “Federal Income Tax Considerations,” and the statements in the Prospectus Supplement under the headings “Summary—Federal Tax Considerations,” and “—ERISA Considerations,” “Certain Federal Income Tax Consequences” and “ERISA Considerations,” to the extent that they constitute matters of federal law or legal conclusions with respect thereto, have been reviewed by such counsel and are correct in all material respects with respect to those consequences or aspects that are discussed;

5.

The Pooling and Servicing Agreement conforms in all material respects to the description thereof contained in the Prospectus and is not required to be qualified under the Trust Indenture Act of 1939, as amended, and the Trust is not required to be registered under the 1940 Act, as amended;

6.

Neither the Depositor nor the Trust is an “investment company” or under the control of an “investment company” as such terms are defined in the 1940 Act;

7.

The Trust as described in the Prospectus Supplement and the Pooling and Servicing Agreement will qualify as a “real estate mortgage investment conduit” (“REMIC”) within the meaning of Section 860D of the Internal Revenue Code of 1986, as amended (the “Code”), and the Class [__] [Certificates][Notes] will be treated as “regular interests” in the REMIC and the Class [__] [Certificates][Notes] will be treated as the single class of “residual interests” in the REMIC assuming:  (i) an election is made to treat the Trust as a REMIC; (ii) compliance with the Pooling and Servicing Agreement; and (iii) compliance with changes in the law, including any amendments to the Code or applicable Treasury regulations thereunder; and

8.

The Class [__] [Certificates][Notes] will, when issued, conform to the description thereof contained in the Prospectus.

Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter to the effect that no facts have come to the attention of such counsel which lead them to believe that:  (a) the Registration Statement (other than the documents incorporated therein by reference (including, without limitation, the Derived Information (as defined below)) and the financial and statistical information contained therein, as to which no opinion shall be given) at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (b) the Prospectus (other than (i) the information incorporated therein by reference (including, without limitation, the Derived Information); (ii) the information with respect to the Certificate Insurer and the Insurance Agreement; (iii) the information under the captions “Summary–The Mortgage Loans”, “[Seller]”, “Description of the Mortgage Loans”, the third and fourth sentences in the first paragraph under the caption “Prepayment and Yield Considerations–General”, the first sentence of the third paragraph and the first sentence of the fourth paragraph under “Prepayment and Yield Considerations—Prepayments”, the third sentence under the caption “Risk Factors–Cash Flow May Be Affected by Balloon Loans”, the first sentence under the caption “Risk Factors–Prepayments Affect Timing and Rates of Return”, the first sentence of the third paragraph under the caption “Risk Factors–Priority of Liens”, the first sentence of the third paragraph under the caption “Risk Factors–Interest Payments on the Mortgage Loans in a Loan Group and Resulting Reductions in Interest Distributions on the [Certificates][Notes]”, the first and second sentence under the caption “Risk Factors–Underwriting Standards”, the first sentence of the second paragraph under the caption “Risk Factors–Recently Originated Loans More Likely to Experience Early Defaults”, the second paragraph and table under the caption “Risk Factors–Geographic Concentration May Affect Performance”, the third and fourth sentences under the caption “Risk Factors– Claims Under the Home Ownership and Equity Protection Act of 1994” and the first sentence under the caption “Risk Factors–Texas Mortgage Loans”; and (iv) the financial, statistical and numerical information contained therein, as to which no opinion shall be expressed), as of its date and on the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

E.

The Underwriter shall have received the favorable opinion, dated the Closing Date, of [___________], special counsel for the Seller, addressed to the Depositor and satisfactory to the Certificate Insurer, Standard & Poor’s Ratings Services, Inc., a division of The McGraw Hill Companies (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s” and together with Standard & Poor’s, the “Rating Agencies”) and the Underwriter, with respect to certain matters relating to the transfer of the Mortgage Loans to the Depositor, and such counsel shall have consented to reliance on such opinion by the Certificate Insurer, the Rating Agencies and the Underwriter as though such opinion had been addressed to each such party.

F.

[___________]or [_______________], counsel for [Seller], shall have furnished to the Underwriter their written opinion, as counsel to the Servicer, addressed to the Underwriter and the Depositor and dated the Closing Date in form and substance satisfactory to the Underwriter, to the effect that:

1.

[Seller] is validly existing in good standing as a corporation under the laws of the State of [         ];

2.

[Seller] has full corporate power and authority to serve in the capacity of servicer of the Mortgage Loans as contemplated in the Pooling and Servicing Agreement and to transfer the Mortgage Loans to the Depositor as contemplated in the Purchase Agreement;

3.

The Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement have been duly authorized, executed and delivered by [Seller], and, assuming the due authorization, execution and delivery of such agreements by the other parties thereto, constitute the legal, valid and binding agreements of [Seller], enforceable against [Seller] in accordance with their terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, and (y) the qualification that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion, with respect to such remedies, of the court before which any proceedings with respect thereto may be brought;

4.

No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over Home Loan is required for the consummation by [Seller] of the transactions contemplated by the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement, except such consents, approvals, authorizations, registrations and qualifications as have been obtained;

5.

The execution, delivery and performance of the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement by the Servicer and the consummation of the transactions contemplated thereby do not and will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which [Seller] is a party or by which [Seller] is bound or to which any of the property or assets of the Servicer or any of its subsidiaries is subject.  Nor will such actions result in any violation of the provisions of the articles of incorporation or by laws of [Seller] or any statute, law or any order, rule or regulation of any court or governmental agency or body having jurisdiction over [Seller], or any of its properties or assets;

6.

The Purchase Agreement is sufficient to convey all of [Seller]’s right, title and interest in the Mortgage Loans to the Depositor and following the consummation of the transaction contemplated by the Purchase Agreement, the transfer of the Mortgage Loans by [Seller] to the Depositor is a sale thereof; and

7.

The information in the Prospectus Supplement, under the headings “Summary—The Mortgage Loans,” “Risk Factors” (other than information therein concerning book entry registration and certificate ratings), “Description of the Mortgage Loans” and “[Seller],” other than the financial and statistical data contained in such sections (as to which such counsel need express no opinion), does not contain an untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

G.

Counsel for the Depositor shall have furnished to the Underwriter its written opinion, addressed to the Underwriter and dated the Closing Date, in form and substance satisfactory to the Underwriter, to the effect that:

1.

The Depositor has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with full corporate power and authority to own its assets and conduct its business as presently being conducted;

2.

The Depositor is not in violation of its articles of incorporation or by laws, or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Depositor is a party or by which it or its properties may be bound, which default might result in any material adverse changes in the financial condition, earnings, affairs or business of the Depositor or which might materially and adversely affect the properties or assets, taken as a whole, of the Depositor;

3.

This Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement have been duly authorized, executed and delivered by the Depositor and, such agreements constitute valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, subject as to enforceability to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, (y) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law), and (z) with respect to rights of indemnity under this Agreement, the Indemnification Agreement and the Insurance Agreement, limitations of public policy under applicable securities laws;

4.

The execution, delivery and performance of this Agreement, the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement and the Insurance Agreement by the Depositor, and the consummation of the transactions contemplated thereby, do not and will not result in a material breach or violation of any of the terms or provisions of, or, to such counsel’s knowledge, constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Depositor is a party or by which the Depositor is bound or to which any of the property or assets of the Depositor is subject, nor will such actions result in any violation of the provisions of the articles of incorporation or by laws of the Depositor or, to such counsel’s knowledge without independent investigation, any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Depositor or any of its properties or assets (except for such conflicts, breaches, violations and defaults as would not have a material adverse effect on the ability of the Depositor to perform its obligations under such agreements);

5.

To such counsel’s knowledge, without any independent investigation, no consent, approval, authorization, order, registration or qualification of, or with any court or governmental agency or body of the United States or any other jurisdiction, is required for the issuance of the [Certificates][Notes] and the sale of the Class [__] [Certificates][Notes] to the Underwriters, or the consummation by the Depositor of the other transactions contemplated by the Agreements, except such consents, approvals, authorizations, registrations or qualifications as (a) may be required under State securities or Blue Sky laws, (b) have been previously obtained, or (c) the failure of which to obtain would not have a material adverse effect on the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement, the Purchase Agreement, the Insurance Agreement, the Pooling and Servicing Agreement and/or the Indemnification Agreement; and

6.

There are no actions, proceedings or investigations pending before or, to the best knowledge of such counsel, threatened by any court, administrative agency or other tribunal to which the Depositor is a party or of which any of its properties is the subject:  (a) which if determined adversely to the Depositor would have a material adverse effect on the business, results of operations or financial condition of the Depositor; (b) asserting the invalidity of the Pooling and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Indemnification Agreement, or the [Certificates][Notes]; (c) seeking to prevent the issuance of the [Certificates][Notes] or the consummation by the Depositor of any of the transactions contemplated by the Pooling and Servicing Agreement, the Purchase Agreement, the Indemnification Agreement, the Insurance Agreement, or this Agreement, as the case may be; or (d) which might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, the Pooling and Servicing Agreement, the Insurance Agreement, the Purchase Agreement, the Indemnification Agreement, this Agreement, or the [Certificates][Notes].

H.

The Underwriter shall have received the favorable opinion of counsel to the Trustee, dated the Closing Date, addressed to the Underwriter and in form and scope satisfactory to counsel to the Underwriter, to the effect that:

1.

The Trustee has duly authorized, executed and delivered the Pooling and Servicing Agreement, which constitutes the legal, valid and binding agreement of the Trustee, enforceable against the Trustee in accordance with its terms, subject, as to enforcement of remedies, to (x) applicable bankruptcy, insolvency, reorganization, and other similar laws affecting the rights of creditors generally, and (y) to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

2.

Upon the execution, authentication and delivery of the [Certificates][Notes] by the Trustee on the Closing Date, the [Certificates][Notes] will have been duly issued on behalf of the Trust;

3.

The execution and delivery by the Trustee of the Pooling and Servicing Agreement and the performance by the Trustee of its obligations thereunder, including the execution and authentication of the [Certificates][Notes], do not conflict with or result in a violation of the certificate of incorporation or by laws of the Trustee;

4.

The Trustee has full power and authority to execute and deliver the Pooling and Servicing Agreement and to perform its obligations thereunder;

5.

There are no actions, proceedings or investigations pending or threatened against or affecting the Trustee before or by any court, arbitrator, administrative agency or other governmental authority which, if decided adversely to the Trustee, would materially and adversely affect the ability of the Trustee to carry out the transactions contemplated in the Pooling and Servicing Agreement; and

6.

No consent, approval or authorization of, or registration, declaration or filing with, any court or governmental agency or body of the United States of America or any state thereof is required for the execution, delivery or performance by the Trustee of the Pooling and Servicing Agreement.

I.

The Underwriter shall have received a favorable opinion or opinions, dated the date of the Closing Date, of counsel for the Underwriter, with respect to the issue and sale of the Class [__] [Certificates][Notes], the Registration Statement, this Agreement, the Prospectus and such other related matters as the Underwriter may reasonably require.

J.

The Underwriter shall have received the favorable opinion dated the Closing Date, of the General Counsel or an Assistant General Counsel of the Certificate Insurer, in form and scope satisfactory to counsel for the Underwriter, to the effect that:

1.

The Certificate Insurer is duly organized, validly existing as a stock insurance corporation, and in good standing under the laws of the State of Wisconsin;

2.

The Certificate Insurer has the corporate power to execute and deliver, and to take all action required of it under the Insurance Agreement and the Policy;

3.

The execution, delivery and performance by the Certificate Insurer of the Insurance Agreement, the Indemnification Agreement and the Policy do not require the consent or approval of, the giving of notice to, the prior registration with, or the taking of any other action in respect of any state or other governmental agency or authority which has not previously been obtained or effected;

4.

The Insurance Agreement, the Indemnification Agreement and the Policy have been duly authorized, executed and delivered by the Certificate Insurer and constitute the legal, valid and binding agreement of the Certificate Insurer, enforceable against the Certificate Insurer in accordance with their respective terms subject, as to enforcement, to (x) bankruptcy, reorganization, insolvency, moratorium and other similar laws relating to or affecting the enforcement of creditors’ rights generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferential transfers and equitable subordination, presently or from time to time in effect, and general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law), as such laws may be applied in any such proceeding with respect to the Certificate Insurer, (y) the qualification that the remedy of specific performance and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings with respect thereto may be brought, and (z) the qualification that the enforceability of rights to indemnification under the Indemnification Agreement may be subject to limitations of public policy under applicable securities laws;

5.

The Policy is not required to be registered under the Securities Act; and

6.

The information in the Prospectus concerning the Certificate Insurer and the Policy does not contain any untrue statement of a material fact and does not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

K.

The Depositor shall have furnished to the Underwriter a certificate, dated the Closing Date, of its Chairman of the Board, its President, a Managing Director or a Vice President stating that:

1.

The representations and warranties of the Depositor in Section I of this Agreement are true and correct as of the Closing Date, and the Depositor has complied with all its agreements contained herein; and

2.

He/she has carefully examined the Registration Statement and the Prospectus and, in his opinion (x) as of the Effective Date, with respect to the Registration Statement, and as of the date of the Prospectus with respect to the Prospectus, the Registration Statement and Prospectus did not include an untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (y) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

L.

The Trustee shall have furnished to the Underwriter a certificate of the Trustee, signed by one or more duly authorized officers of the Trustee, dated the Closing Date, as to the due authorization, execution and delivery of the Pooling and Servicing Agreement by the Trustee and the acceptance by the Trustee of the trusts created thereby and the due execution, authentication and delivery of the [Certificates][Notes] by the Trustee thereunder, and such other matters as the Underwriter shall reasonably request.

M.

The Policy shall have been issued by the Certificate Insurer and shall have been duly authenticated by an authorized agent of the Certificate Insurer, if so required under applicable state law or regulations.

N.

The Class [__] [Certificates][Notes] shall have been rated “AAA” by Standard & Poor’s and “Aaa” by Moody’s.

O.

The Underwriter shall have received at or before the Closing Date, from [      ], letters, dated as of the date of this Agreement, substantially in the form of Exhibit A hereto (the “Initial Letter”), and bring down letters dated the Closing Date, (A) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2 01 of Regulation S X of the Commission, (B) stating the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter, and (C) in the case of the bring-down letters, confirming in all material respects the conclusions and findings set forth in the Initial Letter.

P.

Prior to the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Class [__] [Certificates][Notes] as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions herein contained, and all proceedings taken by the Depositor in connection with the issuance and sale of the Class [__] [Certificates][Notes] as herein contemplated, shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

Q.

Subsequent to the execution and delivery of this Agreement, none of the following shall have occurred:  (i) trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the over the counter market shall have been suspended or minimum prices shall have been established on either of such exchanges or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities; (iii) the United States shall have become engaged in hostilities, there shall have been an escalation of hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets of the United States shall be such) as to make it, in the judgment of the Underwriter, impractical or inadvisable to proceed with the public offering or delivery of the [Certificates][Notes] on the terms and in the manner contemplated in the Prospectus.

If any condition specified in this Section VI shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Depositor at any time at or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section VII.

All opinions, letters, evidence and [Certificates][Notes] mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

Section VII.

Payment of Expenses.  As between the Depositor and the Underwriter, the Depositor agrees to pay:  (a) the costs incident to the authorization, issuance, sale and delivery of the Class [__] [Certificates][Notes] and any taxes payable in connection therewith; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post effective amendments thereof (including, in each case, exhibits), the Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus or any document incorporated by reference therein, all as provided in this Agreement; (d) the costs of reproducing and distributing this Agreement; (e) the fees and expenses of qualifying the Class [__] [Certificates][Notes] under the securities laws of the several jurisdictions as provided in Section V(G) hereof and of preparing, printing and distributing a Blue Sky Memorandum and a Legal Investment Survey (including related fees and expenses of counsel to the Underwriter); (f) any fees charged by securities rating services for rating the Class [__] [Certificates][Notes]; and (g) all other costs and expenses incident to the performance of the obligations of the Depositor (including costs and expenses of your counsel); provided that, except as provided in this Section VII, the Underwriter shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Class [__] [Certificates][Notes] which they may sell and the expenses of advertising any offering of the Class [__] [Certificates][Notes] made by the Underwriter.

If this Agreement is terminated by the Underwriter in accordance with the provisions of Section VI or Section X, the Depositor shall reimburse the Underwriter for all reasonable out of pocket expenses, including fees and disbursements of [____________], counsel for the Underwriter.

Section VIII.

Indemnification and Contribution.  A. The Depositor agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act from and against any and all loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of the Class [__] [Certificates][Notes]), to which the Underwriter or any such controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus; or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and shall reimburse the Underwriter and each such controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter or such controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Depositor shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Prospectus or the Registration Statement in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter, specifically for inclusion therein.  The foregoing indemnity agreement is in addition to any liability which the Depositor may otherwise have to the Underwriter or any controlling person of the Underwriter.

B.

The Underwriter agrees to indemnify and hold harmless the Depositor, each of its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, or any action in respect thereof, to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement; (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus; or (iv) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriter, specifically for inclusion therein, and shall reimburse the Depositor and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Depositor or any director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action from which such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Depositor or any such director, officer or controlling person.

C.

Promptly after receipt by any indemnified party under this Section VIII of notice of any claim, or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section VIII, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have under this Section VIII, except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify any indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section VIII.

If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section VIII for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof, other than reasonable costs of investigation.

Any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless:  (i) the employment thereof has been specifically authorized by the indemnifying party in writing; (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel; or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by the Underwriter, if the indemnified parties under this Section VIII consist of the Underwriter or any of their controlling persons, or by the Depositor, if the indemnified parties under this Section VIII consist of the Depositor or any of the Depositor’s directors, officers or controlling persons.

Each indemnified party, as a condition of the indemnity agreements contained in Section VIII(A) and (B), shall use its best efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request; and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement.

D.

The Underwriter agrees to provide the Depositor, no later than two Business Days prior to which the Prospectus Supplement is required to be filed pursuant to Rule 424, with a copy of its Derived Information (other than Collateral Term Sheets) for filing with the Commission on Form 8 K.  The Underwriter further agrees to provide the Depositor promptly upon first use with a copy of any Collateral Term Sheets for filing with the Commission on Form 8 K.

E.

The Underwriter agrees, assuming all Seller Provided Information (as defined below) is accurate and complete in all material respects, to indemnify and hold harmless the Depositor, each of the Depositor’s officers and directors and each person who controls the Depositor within the meaning of Section 15 of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in the Derived Information provided by the Underwriter, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by him, her or it in connection with investigating or defending or preparing to defend any such loss, claim, damage, liability or action as such expenses are incurred.  The obligations of the Underwriter under this Section VIII(E) shall be in addition to any liability which the Underwriter may otherwise have.

The procedures set forth in Section VIII(C) shall be equally applicable to this Section VIII(E).

F.

If the indemnification provided for in this Section VIII shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section VIII(A), (B) or (E) in respect of any losses, claims, damages or liabilities, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Depositor on the one hand and the Underwriter on the other from the offering of the Class [__] [Certificates][Notes]; or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under Section VIII(C), in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Depositor on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.

The relative benefits of the Underwriter and the Depositor shall be deemed to be in such proportion so that the Underwriter is responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Final Prospectus bears to the public offering price appearing on the cover page of the Final Prospectus.

The relative fault of the Underwriter and the Depositor shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Depositor or by the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission and other equitable considerations.

The Depositor and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section VIII(F) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section VIII(F), shall be deemed to include, for purposes of this Section VIII(F), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

In no case shall the Underwriter be responsible for any amount in excess of the Underwriting discount applicable to the [Certificates][Notes] purchased by the Underwriter hereunder.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

G.

For purposes of this Section VIII, the term “Derived Information” means such portion, if any, of the information delivered to the Depositor pursuant to Section VIII(D) for filing with the Commission on Form 8 K as:

(i)  is not contained in the Prospectus without taking into account information incorporated therein by reference;

(ii)  does not constitute Seller Provided Information; and

(iii)  is of the type of information contained in Collateral Term Sheets, Structural Term Sheets or Computational Materials (as such terms are interpreted in the No Action Letters (as defined below)).

“Seller Provided Information” means the information on any computer tape furnished to the Underwriter by the Seller concerning the assets comprising the Trust.

The terms “Collateral Term Sheet” and “Structural Term Sheet” shall have the respective meanings assigned to them in the February 13, 1995 letter (the “PSA Letter”) of Cleary, Gottlieb, Steen & Hamilton on behalf of the Public Securities Association (which letter, and the SEC staff’s response thereto, were publicly available February 17, 1995).  The term “Collateral Term Sheet” as used herein includes any subsequent collateral term sheet that reflects a substantive change in the information presented.  The term “Computational Materials” has the meaning assigned to it in the May 17, 1994 letter (the “Kidder letter” and together with the PSA Letter, the “No Action Letters”) of Brown & Wood on behalf of Kidder, Peabody & Co., Inc. (which letter, and the SEC staff’s response thereto, were publicly available May 20, 1994).

H.

The Underwriter confirms that the information set forth (i) in the last paragraph on the cover page; (ii) in the first paragraph on the inside cover page; and (iii) in the second and third paragraphs under the caption “Underwriting” in the Prospectus Supplement is correct and constitutes the only information furnished in writing to the Depositor by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

Section IX.

Representations, Warranties and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Agreement or contained in [Certificates][Notes] of officers of the Depositor submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling persons thereof, or by or on behalf of the Depositor and shall survive delivery of any Class [__] [Certificates][Notes] to the Underwriter.

Section X.

Termination of Agreement.  The Underwriter may terminate this Agreement immediately upon notice to the Depositor, at any time, at or prior to the Closing Date, if any of the events or conditions described in Section VI(Q) of this Agreement shall occur and be continuing.  In the event of any such termination, the provisions of Section VII, the indemnity agreement set forth in Section VIII, and the provisions of Sections IX and XV shall remain in effect.

Section XI.

Notices.  All statements, requests, notices and agreements hereunder shall be in writing, and:

A.

if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to [_____________________], Attention: [      ] (Fax:  [_____________]);

B.

if to the Depositor, shall be delivered or sent by mail, telex or facsimile transmission to Lehman ABS Corporation, 745 Seventh Avenue, New York, New York 10019, Attention:  Corporate Secretary, Lehman ABS Corporation (Fax:  (656) 758-2561);

Section XII.

Persons Entitled to the Benefit of this Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriter and the Depositor, and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act, and for the benefit of directors of the Depositor, officers of the Depositor who have signed the Registration Statement and any person controlling the Depositor within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section XII, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

Section XIII.

Survival.  The respective indemnities, representations, warranties and agreements of the Depositor and the Underwriter contained in this Agreement, or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Class [__] [Certificates][Notes] and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

Section XIV.

Definition of the Term “Business Day”.  For purposes of this Agreement, “Business Day” means any day on which the New York Stock Exchange, Inc. is open for trading.

Section XV.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to any conflicts of law principals.

Section XVI.

Counterparts.  This Agreement may be executed in counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Section XVII.

Headings.  The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement between the Depositor and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

LEHMAN ABS CORPORATION

By:

Name:

[_________________]

Title:

[_________________]

CONFIRMED AND ACCEPTED,

as of the date first above written:

[_________________]

By:

Name:

Title:

Name of Underwriter:

[_________________]

Total:

[_________________]

SCHEDULE A

Purchase Price to Underwriter:

Class	Initial Principal Amount	Purchase Price
A 1	$[ ]	[ ]%
A-2	$[ ]	[ ]%